                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  March 26, 1999




                         DURAMED PHARMACEUTICALS, INC.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)

            Delaware              0-15242            11-2590026
        __________________________________________________________
        (State or other        (Commission         (IRS Employer
         Jurisdiction of        File Number)        Identification
         incorporation)                             No.)



        7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900

       ________________________________________________________________
       (Address and telephone number, including area code, of principal executive offices)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, 8 and 9 are not applicable and are omitted from this Report.

Item 5.     Other Events
            ____________

            The 1999 Annual Meeting of Stockholders of Duramed Pharmaceuticals, Inc. will be held on June 24, 1999. Any stockholder desiring to submit a proposal under Securities and Exchange Commission Rule 14a-4(c) for consideration at the 1999 Annual Meeting must notify Duramed prior to April 26, 1999. The March 31, 1999 deadline for stockholder proposals under SEC Rule 14a-8 (set forth in Duramed's Proxy Statement for its 1998 Annual Meeting) remains unchanged.

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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 1999               DURAMED PHARMACEUTICALS, INC.



                                    By /s/ Timothy J. Holt
                                      _________________________________
                                      Timothy J. Holt
                                      Senior Vice President-Finance and
                                        Administration